                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                          CONVERGENT GROUP CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
                                     TIME,
          ON MONDAY, NOVEMBER 27, 2000, UNLESS THE OFFER IS EXTENDED.

    This Notice of Guaranteed Delivery, or one substantially in the form of this notice, must be used to accept the offer to purchase made by Convergent Acquisition Sub, Inc., a wholly owned subsidiary of Convergent Holding Corporation, which in turn is a wholly owned subsidiary of Schlumberger Technology Corporation, for shares of common stock of Convergent Group Corporation if (1) certificates evidencing shares are not immediately available,
(2) certificates evidencing shares and all other required documents cannot be delivered to Citibank, N.A., as Depositary, prior to the Expiration Date (as defined in "The Tender Offer-Terms of Our Offer; Expiration Date" of our Offer to Purchase, dated October 27, 2000) or (3) the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by overnight courier, by hand or by mail or transmitted by telegram or facsimile transmission to the Depositary. See "The Tender Offer--Procedures for Accepting Our Offer and Tendering Shares" of our Offer to Purchase.

                        The Depositary for the offer is:

                                 CITIBANK, N.A.

 BY OVERNIGHT COURIER:              BY HAND:                  BY MAIL:

    Citibank, N.A.               Citibank, N.A.            Citibank, N.A.
915 Broadway, 5th Floor      Corporate Trust Window         P.O. Box 685
                                                            Old Chelsea
  New York, NY 10010       111 Wall Street, 5th Floor         Station
                               New York, NY 10113        New York, NY 10043

                           BY FACSIMILE TRANSMISSION:
                                 (212) 505-2248

                             CONFIRM BY TELEPHONE:
                           (800) 270-0808 (toll-free)

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    Certificates representing shares must be received by the Depositary within three trading days after the date of the execution of this Notice of Guaranteed Delivery.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution under the instructions thereto, the signature guarantee must appear in the space provided in the signature box on the Letter of Transmittal.

    The undersigned hereby tenders to Convergent Acquisition Sub, Inc. upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 27, 2000, and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of shares specified below pursuant to the guaranteed delivery procedure described in "The Tender Offer--Procedures for Accepting Our Offer and Tendering Shares" of the Offer to Purchase.

    If the offer is terminated, the shares tendered pursuant to the offer will be returned to the tendering holders promptly (or, in the case of tendered by book-entry transfer, the book-entry tendered shares will be credited to the account maintained at DTC from which the book-entry tendered shares were delivered).

    The undersigned understand(s) that payment by the Depositary for shares tendered and accepted for payment pursuant to the offer will be made only after timely receipt by the Depositary of (1) certificates representing shares and a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with respect to such shares with any required signature guarantees and any other documents required by the Letter of Transmittal or
(2) a book-entry confirmation of the transfer of the undersigned's shares into the Depositary's account at DTC and a properly transmitted Agent's Message.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

________________________________________________________________________________
Number of Shares

________________________________________________________________________________
Certificate Nos. (If Available)

/ /  Check this box if shares will be delivered by book-entry transfer:

/ / Check this box if you are tendering a common stock certificate issued prior to July 24, 2000.

/ / Check this box if you are tendering a common stock certificate issued on or after July 24, 2000.

/ /  Check this box if you are tendering a preferred stock certificate.

Name of Eligible Institution: __________________________________________________

Account No.: ___________________________________________________________________

________________________________________________________________________________
Name(s) of Holders

________________________________________________________________________________
Street Address

________________________________________________________________________________
City, State and Zip Code

________________________________________________________________________________
Area Code and Telephone No.

________________________________________________________________________________
Signature(s) of Holder(s)

________________________________________
Date

    This Notice of Guaranteed Delivery must be signed by the holder(s) exactly as name(s) appear(s) on certificate(s) for the shares or, if tendered by a participant in DTC, exactly as the participant's name appears on a security position listing as the owner of the shares, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                     PLEASE PRINT NAME(S) AND ADDRESS(ES):

________________________________________________________________________________
Name(s) of Holders

________________________________________________________________________________
Capacity

________________________________________________________________________________
Street Address

________________________________________________________________________________
City, State and Zip Code

DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES SHOULD BE SENT TO THE DEPOSITARY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a recognized member of the Medallion Signature Guarantee Program or any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (1) represents that the above named persons are deemed to own the shares tendered hereby, (2) represents that the tender complies with the rules of the Exchange Act, and (3) guarantees to deliver to the Depositary, certificates evidencing the shares tendered hereby, in proper form for transfer, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, or confirmation of book-entry transfer of such shares into the Depositary's account at The Depository Trust Company along with an Agent's Message, all within three trading days of the date of this guarantee.

  Name of Firm                                     Authorized Signature

  Street Address                                   Name

  City, State and Zip Code                         Title

  Telephone Number                                 Date

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